Supplement No. 1 dated June 29, 2000
--------------------------------------------------------------------------------
to   Prospectus dated February 14, 2000

for State Street Research Strategic Portfolios: Aggressive a series of State Street Research Financial Trust

Investment Management

Under the caption above on page 8 of the Prospectus, the third paragraph is revised in its entirety to read as follows:

Beginning in July 2000, John H. Kallis assumed responsibility for the fund's day-to-day portfolio management. A senior vice president, he joined the firm in 1987 and has worked as an investment professional since 1963. Mr. Kallis is supported by an in-house team of investment specialists. Mr. Kallis assigns varying portions of the fund's portfolio to individual investment team members. The team members are responsible for differing types of bond and stock investments, such as government securities, corporate bonds, growth stocks or value stocks.

[State Street Logo] State Street Research                           SP-2141-0600
                                                 Control Number: (exp0301)SSR-LD

Supplement No. 2 dated June 29, 2000
--------------------------------------------------------------------------------
(supplanting Supplement No. 1 dated May 1, 2000)

to   Prospectus dated March 1, 2000

for  State Street Research Strategic Income Plus Fund
     A series of State Street Research Financial Trust

Rule 12b-1 Plan for Class A Shares

The fund's Rule 12b-1 plan of distribution has been amended to allow the fund to increase its Rule 12b-1 fees on Class A shares. These fees are used to pay for service, distribution and marketing expenses related to Class A shares of the fund. The fee, formerly 25 basis points (0.25% or .0025), has been increased to 30 basis points (0.30% or .0030) of the net assets attributable to Class A shares. The fund's Trustees may increase the current fees for Class A shares at any time, provided that the fees do not exceed a maximum of 40 basis points (0.40% or .0040).

Accordingly, the table captioned "Annual Fund Operating Expenses" under the heading "Investor Expenses" on page 8 of the prospectus is hereby amended as follows for Class A shares:

                                                        Class A
                                                        -------
             Service/distribution (12-b) fees           0.30%**

** The Trustees may increase the current fee shown for Class A shares at any time, provided that the fees do not exceed a maximum of 0.40%.

[State Street Logo] State Street Research                           SI-2140-0600
                                                 Control Number: (exp0301)SSR-LD

Also, the figure shown in the table as "Total annual fund operating expenses" for class A shares should be increased by 5 basis points (0.05%). This increased level of operating expenses should be taken into consideration when using the Example at the bottom of the table to compare the costs of the fund with other funds.

In addition, the third bullet point under the caption "Class A -- Front
Load" under the heading "Your Investment" on Page 12 of the prospectus is hereby amended as follows:

o Lower annual expenses than Class B(1) or Class C shares because of lower service/distribution (12b-1) fee of up to 0.40%

Investment Management
Under the caption above on page 10 of the prospectus, the third paragraph is revised in its entirety to read as follows:

Beginning in July 2000, John H. Kallis assumed responsibility for the fund's day-to-day portfolio management. A senior vice president, he joined the firm in 1987 and has worked as an investment professional since 1963. Mr. Kallis is supported by an in-house team of investment specialists. Mr. Kallis assigns varying portions of the fund's portfolio to individual investment team members. The team members are responsible for differing types of bond and stock investments, such as government securities, corporate bonds, growth stocks or value stocks.